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First Quarter 2020

Earnings Conference Call
April 28, 2020

Camden NATIONAL CORPORATION

Forward Looking Statements and Non-GAAP Financial Measures

FORWARD LOOKING STATEMENTS

This presentation contains certain statements that may be considered forward-looking statements under the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including certain plans, exceptions, goals, projections, and statements, which are subject to numerous risks, assumptions, and uncertainties. Forward-looking statements can be identified by the use of the words "believe," "expect," "anticipate," "intend," "estimate," "assume," "plan," "target," or "goal" or future or conditional verbs such as "will," "may," "might," "should," "could" and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements should not be relied on, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of Camden National Corporation (the "Company"). These risks, uncertainties and other factors may cause the actual results, performance or achievements of the Company to be materially different from the anticipated future results, performance or achievements expressed or implied by the forward-looking statements.

The following factors, among others, could cause the Company's financial performance to differ materially from the Company's goals, plans, objectives, intentions, expectations and other forward-looking statements: weakness in the United States economy in general and the regional and local economies within the New England region and Maine, which could result in a deterioration of credit quality, an increase in the allowance for loan losses or a reduced demand for the Company's credit or fee-based products and services; changes in trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market, and monetary fluctuations; competitive pressures, including continued industry consolidation and the increased financial services provided by non-banks; volatility in the securities markets that could adversely affect the value or credit quality of the Company's assets, impairment of goodwill, the availability and terms of funding necessary to meet the Company's liquidity needs, and could lead to impairment in the value of securities in the Company's investment portfolio; changes in information technology that require increased capital spending; changes in consumer spending and savings habits; changes in tax, banking, securities and insurance laws and regulations; and changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board ("FASB"), and other accounting standard setters.

Further, statements about the potential effects of the COVID-19 pandemic on the Company's businesses and results of operations and financial conditions may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, action taken by government authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and the Company.

You should carefully review all of these factors, and be aware that there may be other factors that could cause differences, including the risk factors listed in the Company's filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2019, as updated by the Company's quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. You should carefully review the risk factors described therein and should not place undue reliance on our forward-looking statements.

These forward-looking statements were based on information, plans and estimates at the date of this report, and we undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except to the extent required by applicable law or regulation.

NOTE REGARDING PRESENTATION OF NON-GAAP FINANCIAL MEASURES

This presentation includes certain non-GAAP financial measures. Management uses these non-GAAP financial measures for purposes of measuring our performance against our peer group and other financial institutions and analyzing our internal performance. These non-GAAP financial measures also help investors better understand the Company's operating performance and trends and allow for better performance comparisons to other financial institutions. These measures are not a substitute for GAAP operating results and may not be comparable to non-GAAP measures used by other financial institutions. Schedules that reconcile the non-GAAP financial measures to GAAP financial information are included in our Annual Report on Form 10-K and earnings releases filed with the SEC.

Providing Solutions to Our Employees, Customers and Communities

- Over 50% of our employees working remotely
- Committed to no COVID-19-related layoffs for at least 90 days
- Increased Stakeholder Emergency Fund by $100,000
- Provided special premium pay for banking center employees
- Providing financial assistance due to COVID-19 personal or family circumstances

---

- Majority of our banking centers remain open and 68 ATMs remain accessible; moved all banking centers to drive-up and appointment only
- Offering consumer and business loan payment relief, up to 180 day deferrals with no reporting to credit bureaus and waiving certain fees
- Began accepting SBA Paycheck Protection Program (PPP) applications on April 3, 2020

- Increased funding for food insecurity organizations
- Specialized focus on organizations that supports victims of domestic abuse
- Reached $500,000 milestone for homeless shelters through Hope@Home

Camden NATIONAL CORPORATION

All data is presented as of April 23, 2020.

First Quarter 2020 Highlights

- Entered a challenging environment with strong capital and liquidity
- Responded swiftly to support employees, customers, and communities
- Good quarter with solid financial results, despite the declining economic conditions
- Grew a strong, well positioned balance sheet
- $1.8 million provision for loan losses and deferred new CECL accounting standard

Net Income
$13.5 million

Diluted Earnings Per Share
$0.89

Return on Assets
1.21%

Efficiency Ratio (non-GAAP)
56.45%

Total Risk-Based Capital Ratio
13.81%

Camden NATIONAL CORPORATION

Income Statement

$ thousands	1Q20	Change vs. 4Q19	Change vs. 1Q19	Highlights
Net interest income	**$31,826**	($413)	($69)	• Margin compression partially offset by balance sheet growth
Non-interest income	**$11,403**	($545)	$2,014	• Linked quarter decline as 4Q19 included seasonal debit card lift and security gains. YoY increase driven by strong mortgage banking income
Total revenue	**$43,229**	($958)	$1,945	• (2%) linked quarter; 5% year-over-year growth
Non-interest expense	**$24,561**	($253)	$1,778	• YoY increase driven by higher compensation expense
Pretax, pre-provision earnings	**$18,668**	($705)	$167	• (4%) linked quarter; 1% year-over-year growth
Provision for credit losses	**$1,775**	$1,561	$1,031	• Deferred adoption of new CECL standard in 1Q20; increase over prior periods reflects pandemic impact
Income tax expense	**$3,400**	($521)	($84)	
Net income	**$13,493**	($1,745)	($780)	

	1Q20	4Q19	1Q19
Efficiency Ratio (non-GAAP)	**56.45%**	55.64%	54.86%
Net Interest Margin	**3.08%**	3.12%	3.18%
Diluted EPS	**$0.89**	$0.99	$0.91

Camden NATIONAL CORPORATION

Net Interest Income and Net Interest Margin

NII and NIM

($ in millions)


$31.9
$32.2
$31.8
3.18%
3.12%
3.08%
1Q19
4Q19
1Q20
NII
NIM

Estimated Changes in Net Interest Income[1]		
	Year 1	Year 2
+200 bps	-0.97%	4.51%
-100 bps	-0.18%	-3.79%

(1) Assumes flat balance sheet, no changes in asset/funding mix, and a parallel and pro rata shift in rates over a 12 month period. In the down -100bps scenarios, Prime is floored at 3.00%, Fed Funds and Treasury rates at 0.01%, and all other market rates at 0.25%. As of March 31, 2020.

Total deposit costs


0.82%
0.76%
0.72%
0.76%
0.75%
0.60%
Oct
Nov
Dec
Jan
Feb
Mar

- Strategies focused on maintaining NIM above 3.00%
  - Aggressive deposit rate reductions with Fed rate cuts.
  - CD maturities:
    - $194 million in next 90 days at average cost of 1.90%
    - $85 million 4 to 6 months at average cost of 1.30%.
    - $149 million 7 to 12 months at average cost of 1.51%
  - Floors on new loan production
  - Q4 19 investment portfolio restructuring

Camden NATIONAL CORPORATION

Securities Portfolio

- Book value was $947 million, up $19 million, or 2%, linked-quarter
- Average yield of 2.67%, up 4 bps linked-quarter
- Unrealized net gain of $29.4 million on AFS compared to $5.3 million at 12/31/19
- 99.9% AFS, 0.1% HTM
- Duration 4.37 years compared to 4.65 years at 12/31/19
- 98% of municipal holdings are rated A or better by at least one rating agency (51% carry additional credit support)

Securities Portfolio Mix
(Book Value at 3/31/20)



U.S. Agencies and Other 7%
Municipal 13%
CMO - Agency 34%
MBS - Agency 46%

($ in millions)	1Q19	2Q19	3Q19	4Q19	1Q20
Average Book Value	$946	$930	$906	$917	$927
Book Yield	2.65%	2.65%	2.63%	2.63%	2.67%
Modified Duration	3.72	4.01	4.08	4.65	4.37

Camden NATIONAL CORPORATION

All data is presented as of March 31, 2020.

Balance Sheet: Strong Liquidity Position

Lines of Credit Exposure
3% Increase in Utilization YoY



$1,272.6
$1,257.8
$1,292.4
52%
54%
49%
48%
46%
51%
3/31/2019
12/31/2019
3/31/2020
Outstanding
Unfunded

Well Positioned to Support Liquidity Needs

Liquidity Sources *(3/31/20)*	Amount *($ millions)*
Unpledged Investment Securities	$109.4
Unpledged Municipal Securities	$97.5
Over Collateralized Securities Pledging Position	$102.8
FHLB Borrowing Capacity	$505.9
Current Fed Discount Window Availability	$53.8
Unsecured Borrowing Lines	$69.9
Total	**$939.3**

Brokered Deposit Access of $725.9 million

Increased Borrowing

- Planned construction funding represents over half the increase in outstanding balances since 12/31/19
- Experienced slightly higher levels of borrowing activity year-over-year as clients reacted to challenges presented by economic impacts of COVID-19
- Daily credit line monitoring shows declining utilization since 3/31/20

Camden NATIONAL CORPORATION

Loan Portfolio

Residential Real Estate

- 70% located in Maine and 25% in Massachusetts
- 64% are primary residences, 26% second homes and 10% investment property
- 98% of balances at </= 80% LTV[1] (or supplemented with private mortgage insurance)

Commercial Real Estate

- 72% of real estate located in Maine, 14% in New Hampshire, and 9% in Massachusetts
- 91% of balances at </= 80% LTV[1]

Commercial

- Syndication loan balances at 3/31/20 of $73.3mm. 75% of balances are publicly rated, investment-grade facilities with ratings of BBB- (S&P rating) or Baa3 (Moody's rating) or better

Loan Repricing

- $1.1 billion repricing by year-end (average yield 3.69%)
- Floating rate: $974.4 million, 19% with in-the-money floors, and 74% without floors
- Adjustable rate: $100.3 million, 2% with in-the-money floors, and 52% without floors

Balances of $3.2 Billion

(as of 3/31/20)



Home Equity and Consumer 10%
Commercial 15%
Residential Real Estate 34%
Commercial Real Estate 41%

Camden NATIONAL CORPORATION

All data is presented as of March 31, 2020.
(1) At origination date

Commercial Diversification

CRE and Commercial Loans by Industry

(as of 3/31/20)



Other (12 Industries <2%) 14%
Other Services (expt Public Admin) 3%
Restaurants 3%
Construction 3%
Finance / Insurance 3%
Manufacturing 4%
Retail Trade 7%
Health Care / Social Asst. 8%
Lodging 14%
Real Estate Investment 41%
$1.8 billion



Other Nonresidential Buildings 7%
1-4 Family 9%
Industrial / Warehouse 10%
Retail Store 20%
Multi-Family / Apartments 26%
Office Buildings 28%
$712 million

Exposure to COVID-19 impacted industries

- $410.3 million, or 13% of total loan portfolio is within Lodging, Sr. Living & Care Facilities, Restaurants, and Travel & Recreation
- 53% of Lodging are nationally branded franchises. 56% of Lodging located in Maine, 22% in Massachusetts, and 13% in New Hampshire
- We expect continued pressure on loans in high impact industries while the COVID-19 pandemic persists (and possibly for some time after the pandemic subsides)

Camden NATIONAL CORPORATION

Loan Assistance Programs

SBA PPP
(as of 4/22/2020)

	Units	Balances *(in millions)*
Total	1,649	$197.0

Loan Deferral Program(1)
(as of 4/22/2020)

	Units	Balances *(in millions)*	% of Total Loan Portfolio
Business	1,072	$435.6	14%
Consumer	660	$112.0	3%
Total	1,535	$547.6	17%

SBA Payroll Paycheck Program

- Automated much of the loan application process
- Funded 10% of Maine's SBA PPP loans by dollar amount

Loan Deferral Program – granted extensions and deferrals

- Businesses: 30 – 180 day grace period
- Consumer: 90 – 180 deferral
- Not reporting payment deferrals to credit bureaus and waiving certain fees

(1) Excludes 198 loans with balances of $21.9 million within the Company's serviced loan portfolio that were approved for deferment as of 4/22/2020.

Camden NATIONAL CORPORATION

Solid Credit Quality

NPAs / Total Assets



12/31/2009
1.07%
0.67%
0.50%
0.34%
0.25%
0.23%
2016
2017
2018
2019
1Q20

ALL / NPLs



256.86%
225.77%
171.17%
118.92%
92.28%
12/31/2009
109.31%
2016
2017
2018
2019
1Q20

NCOs / Average Loans



12/31/2009
0.37%
0.13%
0.07%
0.01%
0.08%
0.05%
2016
2017
2018
2019
1Q20(1)

ALL / Total Loans



12/31/2009
1.33%
0.89%
0.87%
0.82%
0.81%
0.84%
2016
2017
2018
2019
1Q20

Camden NATIONAL CORPORATION

Data presented does not reflect the impact of CECL, as the Company has elected to delay implementations of CECL pursuant to the CARES Act.

(1) Annualized

Strong Capital Position

Tier 1 Leverage Ratio



8.83%
9.07%
9.53%
9.55%
9.53%
Required Minimum(1) 4.00%
2016
2017
2018
2019
1Q20

Total Risk Based Capital Ratio



14.04%
14.14%
14.36%
14.44%
13.81%
Required Minimum(1) 10.50%
2016
2017
2018
2019
1Q20

Common Equity Tier 1 (CET1) Ratio



11.27%
11.30%
11.62%
11.80%
11.27%
Required Minimum(1) 7.00%
2016
2017
2018
2019
1Q20

				Cushion	
($ in millions)	Ratios at 3/31/20	Amount	Required Minimum(1)	Capital Above Required Minimum	Asset Growth
Tier 1 Leverage	9.53%	$416.8	4.00%	$242.0	$6,048.9
Total Assets for Leverage Ratio		$4,371.9			
Common Equity Tier 1	11.27%	$373.8	7.00%	$141.6	$2,022.4
Total Risk Based Capital	13.81%	$458.4	10.50%	$110.0	$1,047.4
Total Risk Weighted Assets		$3,318.1			

Repurchased 488,052 shares in 2019 at an average price of $42.61. In March of 2020, as the COVID-19 pandemic expanded, the Company suspended its current share buyback program after repurchasing 217,031 shares at an average price of $36.74 in the first quarter of 2020.

(1) "Required Minimum" ratios represent minimum required capital ratios plus, for the risk based ratios, the fully phased-in 2.50% CET1 capital conservation buffer.

Camden NATIONAL CORPORATION